UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2016

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 (Other Events)

On March 31, 2016, IBM posted information on its Investor Relations website (www.ibm.com/investor/) providing historical financial information regarding previously announced updates to the company’s reporting segments. Attachment I of this Form 8-K contains the information that was posted on IBM’s Investor Relations website.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 31, 2016

	By:	/s/ Stanley J. Sutula III
Stanley J. Sutula III
Vice President and Controller
(Chief Accounting Officer)

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ATTACHMENT I

IBM provides historical data in preparation for 2016 segment reporting change
IBM Emerging as a Cognitive Solutions and Cloud Platform Company

31 March 2016

During IBM’s investor briefing on February 25, 2016, senior management discussed a number of changes to its management system and organizational structure as IBM evolves into a cognitive solutions and cloud platform company.  With the changes, the company is updating its reported segments.  There is no change to IBM consolidated results.

The company will implement the new segment structure starting with first quarter 2016 results, which will be reported in mid-April.  Today, the company is providing a view of the segment results on the new basis for the last 2 years, to allow investors to update their historical financial models in advance of the first quarter earnings report.  The two attached exhibits provide data for 2014 and 2015 under the new segment structure:

Exhibit 1:  Reclassified Management System Segment View

Exhibit 2:  Additional Revenue and Gross Profit Information

A description of the segment reporting changes was provided in an article posted to IBM’s investor website on February 25.  The posting also references additional information to be provided going forward, including information on the company’s strategic imperatives by segment.  The February 25 article is attached below, and also available on IBM’s investor website, along with a replay of IBM’s Investor Briefing.

IBM Updates Reporting Segments
IBM Emerging as a Cognitive Solutions and Cloud Platform Company

25 February 2016

IBM has been transforming its business, addressing the evolving needs of its clients, while continuing to support their most critical business processes.  During IBM’s investor briefing on February 25, Ginni Rometty and the senior management team discussed the progress of the company’s transformation, and described how IBM is becoming more than a hardware, software and services company; it is emerging as a cognitive solutions and cloud platform company.  Information on the event is available on IBM’s investor website at http://www.ibm.com/investor/events/investor0216.html

To support this transformation, the company has made a number of changes to its management system and organizational structure.  Segment reporting reflects the way the company analyzes business results and allocates resources.  With the management system and organizational changes, IBM is updating its reported segments, effective January 1, 2016.  To be clear, there is no change to IBM consolidated results.

Primary Changes

The primary changes are driven by realignment of IBM’s software portfolio, as software value shifts to new areas.

•     The company has created a cognitive solutions business.  This encompasses the solutions units addressing many of the strategic areas, including analytics, commerce and security, several of the new initiatives around Watson, Watson Health, Watson IoT, and Transaction Processing software. Many of these are new opportunity areas, opening up incremental revenue and profit pools.

•     Integration software, including WebSphere, has been brought together with IBM’s cloud infrastructure and platform capabilities and Global Technology Services business, reflecting the importance of integration software to enterprise-grade hybrid clouds.

•     Operating systems software has been more closely aligned with the underlying hardware platforms.

The company has also realigned a portion of the software support revenue, which was previously reported in the Integrated Technology Services line of Global Technology Services, to the underlying software product areas.  In addition, the company has also changed the allocation of some expenses between segments to better reflect the current portfolio structure.

The company has also evolved the management system within some of its businesses, as it addresses the changing business environment.

Summary of Segment Changes

2015 Reporting Structure		2016 Reporting Structure

Software	Software Value Shifting	Cognitive Solutions
• Key Branded Middleware	• Solutions SW	• Solutions Software
• Other Middleware	• Transaction Processing SW	• Transaction Processing Software
• Operating Systems	• Integration SW
• Other Software & Services	• Operating Systems SW

Global Business Services		Global Business Services
• Consulting & Systems Integration		• Consulting
• GBS Outsourcing (AMS SO & GPS)		• Global Process Services
• Application Management

Global Technology Services		Technology Services &
Cloud Platforms
• Strategic Outsourcing		• Infrastructure Services
• Integrated Technology Services		• Technical Support Services
• Maintenance		• Integration Software

Systems Hardware		Systems
• Systems Hardware		• Systems Hardware
• Operating Systems Software

Global Financing		Global Financing

The company will report revenue and pre-tax income for each segment.  Revenue will be reported by the line items noted in the table above.  This better reflects the way the business is managed today, and is a more contemporary presentation of results.

External gross profit and gross profit margin will continue to be reported by segment.  In the case of Technology Services & Cloud Platforms, the company will also provide a view of the services and software gross margins.  Similarly, for the Systems segment, the company will report hardware and software gross margins.

While the Software segment will no longer exist as a stand-alone unit, the software revenue is clearly visible within the Technology Services & Cloud Platforms, Cognitive Solutions, and Systems segments.  Given the current focus on IBM’s software revenue performance, the company will continue to report total software revenue performance throughout 2016.

In addition, the company plans to provide additional information on its strategic imperatives by segment.

The net effect is alignment with IBM’s current management system, and provides investors with additional transparency on the drivers of our business.

What to Expect Over the Next 2 Months

Today, the company is providing an overview of the new reported segments, and how they relate to the prior segments.  Before the end of March, the company will provide a view of the segment results for 2014 and 2015 by quarter, so that investors may update their historical models.  The company will report on the new reporting basis starting with first quarter 2016 results in April.

Exhibit 1: Reclassified Management System Segment View (Unaudited)	March 31, 2016

International Business Machines Corporation

Management System Segment View

	Cognitive Solutions & Industry Services
($M)	Cognitive Solutions	Global Business Services	Technology Services & Cloud Platforms	Systems	Global Financing	Total Segments

1Q14
Total Revenue	4,956	5,105	9,805	2,970	1,129	23,966
External Revenue	4,355	4,964	9,589	2,709	512	22,128
Internal Revenue	602	141	216	261	617	1,838
Pre-tax Income	1,518	742	1,365	-201	596	4,020
Pre-tax Income Margin	31%	15%	14%	-7%	53%	17%

2Q14
Total Revenue	5,589	5,078	10,086	3,887	1,189	25,828
External Revenue	5,056	4,938	9,864	3,593	504	23,955
Internal Revenue	532	140	222	294	685	1,874
Pre-tax Income	2,108	990	1,894	560	593	6,145
Pre-tax Income Margin	38%	19%	19%	14%	50%	24%

3Q14
Total Revenue	4,987	4,975	9,744	3,284	1,084	24,074
External Revenue	4,464	4,840	9,517	2,997	487	22,305
Internal Revenue	523	135	226	287	598	1,769
Pre-tax Income	1,778	849	1,840	247	475	5,190
Pre-tax Income Margin	36%	17%	19%	8%	44%	22%

4Q14
Total Revenue	6,374	4,897	10,094	3,160	1,119	25,644
External Revenue	5,815	4,771	9,919	2,995	532	24,031
Internal Revenue	559	127	175	164	588	1,613
Pre-tax Income	2,811	766	1,985	777	526	6,865
Pre-tax Income Margin	44%	16%	20%	25%	47%	27%

2014
Total Revenue	21,906	20,055	39,729	13,300	4,522	99,512
External Revenue	19,689	19,512	38,889	12,294	2,034	92,418
Internal Revenue	2,216	543	840	1,006	2,488	7,093
Pre-tax Income	8,215	3,347	7,084	1,384	2,189	22,219
Pre-tax Income Margin	37%	17%	18%	10%	48%	22%

Exhibit 1 (Continued): Reclassified Management System Segment View (Unaudited)	March 31, 2016

International Business Machines Corporation

Management System Segment View

	Cognitive Solutions & Industry Services		Technology
($M)	Cognitive Solutions	Global Business Services	Services & Cloud Platforms	Systems	Global Financing	Total Segments

1Q15
Total Revenue	4,682	4,449	8,720	2,314	1,048	21,213
External Revenue	4,047	4,318	8,554	2,142	461	19,523
Internal Revenue	635	131	166	173	586	1,690
Pre-tax Income	1,528	588	1,131	261	515	4,023
Pre-tax Income Margin	33%	13%	13%	11%	49%	19%

2Q15
Total Revenue	5,049	4,475	9,071	2,730	1,182	22,506
External Revenue	4,516	4,345	8,898	2,541	478	20,778
Internal Revenue	532	130	173	189	704	1,728
Pre-tax Income	1,825	643	1,414	538	613	5,033
Pre-tax Income Margin	36%	14%	16%	20%	52%	22%

3Q15
Total Revenue	4,580	4,326	8,702	2,182	1,031	20,821
External Revenue	4,052	4,206	8,541	1,973	447	19,219
Internal Revenue	528	120	161	209	584	1,601
Pre-tax Income	1,596	664	1,317	248	562	4,387
Pre-tax Income Margin	35%	15%	15%	11%	54%	21%

4Q15
Total Revenue	5,744	4,415	9,347	3,099	1,216	23,821
External Revenue	5,225	4,297	9,149	2,892	454	22,015
Internal Revenue	520	118	198	207	763	1,806
Pre-tax Income	2,296	707	1,808	674	674	6,158
Pre-tax Income Margin	40%	16%	19%	22%	55%	26%

2015
Total Revenue	20,055	17,664	35,840	10,325	4,477	88,361
External Revenue	17,841	17,166	35,142	9,547	1,840	81,535
Internal Revenue	2,215	499	698	778	2,637	6,826
Pre-tax Income	7,245	2,602	5,669	1,722	2,364	19,602
Pre-tax Income Margin	36%	15%	16%	17%	53%	22%

Exhibit 2: Additional Revenue and Gross Profit Information (Unaudited)	March 31, 2016

International Business Machines Corporation

Cognitive Solutions	1Q14	2Q14	3Q14	4Q14	FY14	1Q15	2Q15	3Q15	4Q15	FY15

Total External Revenue	4,355	5,056	4,464	5,815	19,689	4,047	4,516	4,052	5,225	17,841
Solutions Software	2,798	3,257	2,861	3,932	12,847	2,655	3,053	2,710	3,604	12,021
Transaction Processing Software	1,557	1,799	1,604	1,883	6,842	1,393	1,464	1,343	1,620	5,819

Total Gross Profit $	3,724	4,399	3,829	5,133	17,085	3,418	3,873	3,418	4,479	15,189
Total Gross Profit %	85.5%	87.0%	85.8%	88.3%	86.8%	84.5%	85.7%	84.4%	85.7%	85.1%

Global Business Services	1Q14	2Q14	3Q14	4Q14	FY14	1Q15	2Q15	3Q15	4Q15	FY15

Total External Revenue	4,964	4,938	4,840	4,771	19,512	4,318	4,345	4,206	4,297	17,166
Consulting	2,305	2,323	2,253	2,177	9,057	1,946	1,955	1,863	1,915	7,678
Global Process Services	481	404	381	422	1,688	360	360	359	357	1,435
Application Management	2,178	2,211	2,206	2,172	8,767	2,012	2,034	1,981	2,025	8,053

Total Gross Profit $	1,450	1,472	1,498	1,503	5,923	1,184	1,192	1,249	1,212	4,837
Total Gross Profit %	29.2%	29.8%	30.9%	31.5%	30.4%	27.4%	27.4%	29.7%	28.2%	28.2%

Technology Services and Cloud Platforms	1Q14	2Q14	3Q14	4Q14	FY14	1Q15	2Q15	3Q15	4Q15	FY15

Total External Revenue	9,589	9,864	9,517	9,919	38,889	8,554	8,898	8,541	9,149	35,142
Infrastructure Services	6,364	6,481	6,339	6,349	25,533	5,614	5,817	5,714	5,929	23,075
Technical Support Services	2,072	2,109	2,104	1,992	8,276	1,881	1,881	1,841	1,823	7,426
Integration Software	1,153	1,274	1,075	1,578	5,080	1,059	1,200	986	1,397	4,641

Total Gross Profit $	4,167	4,354	4,126	4,565	17,213	3,597	3,754	3,607	4,056	15,014
Total Gross Profit %	43.5%	44.1%	43.4%	46.0%	44.3%	42.1%	42.2%	42.2%	44.3%	42.7%

Global Technology Services GP$	3,176	3,243	3,205	3,169	12,793	2,699	2,717	2,774	2,819	11,008
Global Technology Services GP%	37.7%	37.8%	38.0%	38.0%	37.8%	36.0%	35.3%	36.7%	36.4%	36.1%

Integration Software GP$	991	1,111	921	1,396	4,420	898	1,037	833	1,237	4,005
Integration Software GP%	86.0%	87.2%	85.7%	88.5%	87.0%	84.8%	86.4%	84.5%	88.6%	86.3%

Systems	1Q14	2Q14	3Q14	4Q14	FY14	1Q15	2Q15	3Q15	4Q15	FY15

Total External Revenue	2,709	3,593	2,997	2,995	12,294	2,142	2,541	1,973	2,892	9,547
Systems Hardware	2,142	3,014	2,432	2,404	9,991	1,657	2,056	1,491	2,370	7,574
Operating Systems Software	567	579	565	592	2,303	484	485	482	522	1,973

Total Gross Profit $	1,226	1,709	1,321	1,733	5,988	1,174	1,434	1,103	1,615	5,326
Total Gross Profit %	45.2%	47.6%	44.1%	57.8%	48.7%	54.8%	56.5%	55.9%	55.8%	55.8%

Systems Hardware GP$	729	1,197	827	1,193	3,947	739	992	668	1,137	3,536
Systems Hardware GP%	34.1%	39.7%	34.0%	49.6%	39.5%	44.6%	48.2%	44.8%	48.0%	46.7%

Operating Systems Software GP$	496	511	494	539	2,041	435	442	435	478	1,790
Operating Systems Software GP%	87.4%	88.3%	87.5%	91.2%	88.6%	89.7%	91.3%	90.2%	91.5%	90.7%